Subsequent Events (Details) - LightTouch Vein & Laser Inc [Member]	12 Months Ended
Dec. 31, 2014 USD ($) shares
Subsequent Event [Line Items]
Shares recieved in acquisition agreement and plan of merger	55,000,000
Convertible notes payable | $	$ 150,000
Debt instrument convertible number of equity instruments	7,500,000
Convertible debt current | $	$ 33,000
Creditor convertible promissory common shares	1,650,000
Related party transaction description	In addition to the Agreement being executed between the Company, Grow Solutions and LightTouch Acquisition, the majority shareholder agreed to sell his ownership interest in the Company which consisted of 250,000 shares of the Company's common stock for a purchase price of one hundred thousand dollars ($100,000). The shares represented approximately 61% of the Company's issued and outstanding shares.